UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2007

LYDALL, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-7665

Delaware	06-0865505
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

One Colonial Road, Manchester, Connecticut	06042
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (860) 646-1233

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 4, 2007, the Board of Directors of Lydall, Inc. (the “Company”) appointed James V. Laughlan to the position of Principal Accounting Officer of the Company. Mr. Laughlan, age 35, will continue to serve as the Company’s Corporate Controller, a position in which he has served since October 2005. Prior to that, Mr. Laughlan served as Controller at The Top-Flite Golf Company from February 2004 until October 2005. Prior to February 2004, Mr. Laughlan was employed by Moore Medical Corp. serving in the roles of Controller and Assistant Controller from August 2002. Mr. Laughlan began his career at Deloitte & Touche LLP in 1994, providing audit and accounting services to various companies until August 2002. Mr. Laughlan is a certified public accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LYDALL, INC.

December 7, 2007	By:	/s/ Thomas P. Smith
Thomas P. Smith
Vice President, Chief Financial Officer and Treasurer